Exhibit 99.1

Revised Supplemental Information
to Reflect Changes in Accounting Methods
for Certain Tax-related Equity Investments

This information is preliminary and based on company data available at the time this Form 8-K is furnished. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided.

Bank of America Corporation and Subsidiaries
Table of Contents	Page

Consolidated Financial Highlights	2
Consolidated Statement of Income	3
Consolidated Statement of Comprehensive Income	3
Net Interest Income and Noninterest Income	4
Consolidated Balance Sheet	5
Quarterly Average Balances and Interest Rates	6
Supplemental Financial Data	9
Quarterly Results by Business Segment and All Other	10
Annual Results by Business Segment and All Other	14
Consumer Banking
Total Segment Results	15
Global Wealth & Investment Management
Total Segment Results	16
Global Banking
Total Segment Results	17
Global Markets
Total Segment Results	18
All Other
Total Results	19

Exhibit A: Non-GAAP Reconciliations	20

Description of Accounting Changes

Bank of America Corporation (the “Corporation”) has elected to change its accounting methods related to its tax-related affordable housing, eligible wind renewable energy and solar renewable energy equity investments.

The primary impact of the accounting changes described below is a reclassification between income statement line items. The Corporation determined that the new accounting methods are preferable as they better align the financial statement presentation with the economic impact of these equity investments.

For its affordable housing and eligible wind renewable energy equity investments, the Corporation is changing its accounting from the equity method of accounting to the proportional amortization method (PAM). Under PAM, the cost of the equity investments is amortized in proportion to the related income tax benefits and classified in income tax expense, whereas previously the cost of the equity investments was determined using the equity method of accounting and classified in noninterest income – other income.

For its solar renewable energy equity investments, the Corporation is changing its accounting for the investment tax credits (ITCs) where the ITCs and applicable equity investment expense are recognized over the productive life of the underlying facilities, whereas previously the ITCs and applicable expense were recognized when the facilities were placed in service. As part of this accounting change, the Corporation is also electing to report the ITCs in noninterest income – other income against the related equity investment expense.

Financial information for the prior quarters of 2025 and 2024, as well as the full years 2024 and 2023, has been updated and presented herein to reflect the changes in accounting methods.

Key Performance Indicators

The Corporation presents certain key financial and nonfinancial performance indicators that management uses when assessing consolidated results. The Corporation believes this information is useful because it provides management with information about underlying operational performance and trends. Key performance indicators are presented in Consolidated Financial Highlights on page 2.

Business Segment Operations

The Corporation reports the results of operations of its four business segments and All Other on a fully taxable-equivalent (FTE) basis. Additionally, the results for the total Corporation as presented on pages 10 - 14 are reported on an FTE basis.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Income statement
Net interest income	$56,060	$56,931	$15,233	$14,670	$14,443	$14,359	$13,967	$13,702	$14,032
Noninterest income	49,796	45,838	13,807	12,773	13,804	12,116	12,246	12,603	12,831
Total revenue, net of interest expense	105,856	102,769	29,040	27,443	28,247	26,475	26,213	26,305	26,863
Provision for credit losses	5,821	4,394	1,295	1,592	1,480	1,452	1,542	1,508	1,319
Noninterest expense	66,812	65,845	17,337	17,183	17,770	16,787	16,479	16,309	17,237
Income before income taxes	33,223	32,530	10,408	8,668	8,997	8,236	8,192	8,488	8,307
Pretax, pre-provision income (1)	39,044	36,924	11,703	10,260	10,477	9,688	9,734	9,996	9,626
Income tax expense	6,250	6,225	2,076	1,498	1,637	1,430	1,481	1,685	1,654
Net income	26,973	26,305	8,332	7,170	7,360	6,806	6,711	6,803	6,653
Preferred stock dividends	1,629	1,649	429	291	406	266	516	315	532
Net income applicable to common shareholders	25,344	24,656	7,903	6,879	6,954	6,540	6,195	6,488	6,121
Diluted earnings per common share	3.19	3.05	1.04	0.90	0.89	0.83	0.78	0.82	0.76
Average diluted common shares issued and outstanding	7,935.8	8,080.5	7,627.1	7,651.6	7,770.8	7,843.7	7,902.1	7,960.9	8,031.4
Dividends paid per common share	$1.00	$0.92	$0.28	$0.26	$0.26	$0.26	$0.26	$0.24	$0.24

Performance ratios
Return on average assets	0.82%	0.83%	0.96%	0.84%	0.89%	0.82%	0.81%	0.84%	0.82%
Return on average common shareholders’ equity	9.53	9.73	11.40	10.12	10.37	9.64	9.22	9.89	9.37
Return on average shareholders’ equity	9.22	9.33	11.01	9.74	10.15	9.23	9.10	9.37	9.19
Return on average tangible common shareholders’ equity (2)	12.94	13.45	15.29	13.61	13.97	13.02	12.49	13.47	12.79
Return on average tangible shareholders’ equity (2)	12.13	12.43	14.35	12.77	13.32	12.12	11.96	12.34	12.11
Efficiency ratio	63.12	64.07	59.70	62.61	62.91	63.41	62.86	62.00	64.17

At period end
Book value per share of common stock	$35.58	$33.16	$37.72	$36.92	$36.17	$35.58	$35.14	$34.19	$33.52
Tangible book value per share of common stock (2)	26.37	24.28	28.16	27.49	26.90	26.37	26.03	25.17	24.61
Market capitalization	334,497	265,840	378,125	351,904	315,482	334,497	305,090	309,202	298,312
Number of financial centers - U.S.	3,700	3,845	3,649	3,664	3,681	3,700	3,741	3,786	3,804
Number of branded ATMs - U.S.	14,893	15,168	14,920	14,904	14,866	14,893	14,900	14,972	15,028
Headcount	213,193	212,985	213,384	213,388	212,732	213,193	213,491	212,318	212,335

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 20.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 20.)

2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income
Interest income	$146,607	$130,262	$35,366	$34,873	$34,066	$35,977	$37,491	$36,854	$36,285
Interest expense	90,547	73,331	20,133	20,203	19,623	21,618	23,524	23,152	22,253
Net interest income	56,060	56,931	15,233	14,670	14,443	14,359	13,967	13,702	14,032

Noninterest income
Fees and commissions	36,291	32,009	10,337	9,469	9,415	9,543	9,119	8,969	8,660
Market making and similar activities	12,967	12,732	3,203	3,153	3,584	2,503	3,278	3,298	3,888
Other income (loss)	538	1,097	267	151	805	70	(151)	336	283
Total noninterest income	49,796	45,838	13,807	12,773	13,804	12,116	12,246	12,603	12,831
Total revenue, net of interest expense	105,856	102,769	29,040	27,443	28,247	26,475	26,213	26,305	26,863

Provision for credit losses	5,821	4,394	1,295	1,592	1,480	1,452	1,542	1,508	1,319

Noninterest expense
Compensation and benefits	40,182	38,330	10,523	10,332	10,889	10,245	9,916	9,826	10,195
Occupancy and equipment	7,289	7,164	1,872	1,836	1,856	1,824	1,836	1,818	1,811
Information processing and communications	7,231	6,707	1,827	1,819	1,894	1,884	1,784	1,763	1,800
Product delivery and transaction related	3,494	3,608	1,025	974	914	903	849	891	851
Professional fees	2,669	2,159	606	640	652	744	723	654	548
Marketing	1,956	1,927	572	563	506	510	504	487	455
Other general operating	3,991	5,950	912	1,019	1,059	677	867	870	1,577
Total noninterest expense	66,812	65,845	17,337	17,183	17,770	16,787	16,479	16,309	17,237
Income before income taxes	33,223	32,530	10,408	8,668	8,997	8,236	8,192	8,488	8,307
Income tax expense	6,250	6,225	2,076	1,498	1,637	1,430	1,481	1,685	1,654
Net income	$26,973	$26,305	$8,332	$7,170	$7,360	$6,806	$6,711	$6,803	$6,653
Preferred stock dividends	1,629	1,649	429	291	406	266	516	315	532
Net income applicable to common shareholders	$25,344	$24,656	$7,903	$6,879	$6,954	$6,540	$6,195	$6,488	$6,121

Per common share information
Earnings	$3.23	$3.07	$1.06	$0.91	$0.91	$0.85	$0.79	$0.82	$0.77
Diluted earnings	3.19	3.05	1.04	0.90	0.89	0.83	0.78	0.82	0.76
Average common shares issued and outstanding	7,855.5	8,028.6	7,466.0	7,581.2	7,677.9	7,738.4	7,818.0	7,897.9	7,968.2
Average diluted common shares issued and outstanding	7,935.8	8,080.5	7,627.1	7,651.6	7,770.8	7,843.7	7,902.1	7,960.9	8,031.4

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net income	$26,973	$26,305	$8,332	$7,170	$7,360	$6,806	$6,711	$6,803	$6,653
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	158	573	438	(315)	366	(286)	417	(305)	332
Net change in debit valuation adjustments	(127)	(686)	(305)	(153)	297	8	—	53	(188)
Net change in derivatives	2,428	3,919	636	1,196	1,313	(672)	2,830	686	(416)
Employee benefit plan adjustments	131	(439)	(16)	26	27	56	27	25	23
Net change in foreign currency translation adjustments	(87)	1	6	13	11	(57)	21	(31)	(20)
Other comprehensive income (loss)	2,503	3,368	759	767	2,014	(951)	3,295	428	(269)
Comprehensive income	$29,476	$29,673	$9,091	$7,937	$9,374	$5,855	$10,006	$7,231	$6,384

3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income
Interest income
Loans and leases	$61,993	$57,124	$16,191	$15,651	$15,223	$15,690	$15,725	$15,338	$15,240
Debt securities	26,007	20,226	6,958	6,913	6,767	6,712	6,833	6,325	6,137
Federal funds sold and securities borrowed or purchased under agreements to resell	19,911	18,679	3,802	4,094	3,774	4,381	5,196	5,159	5,175
Trading account assets	10,376	8,773	3,195	3,057	3,008	2,679	2,726	2,516	2,455
Other interest income	28,320	25,460	5,220	5,158	5,294	6,515	7,011	7,516	7,278
Total interest income	146,607	130,262	35,366	34,873	34,066	35,977	37,491	36,854	36,285

Interest expense
Deposits	38,442	26,163	8,932	8,681	8,632	9,524	10,125	9,655	9,138
Short-term borrowings	34,538	30,553	7,172	7,435	6,963	7,993	8,940	9,070	8,535
Trading account liabilities	2,191	2,043	672	676	707	567	538	540	546
Long-term debt	15,376	14,572	3,357	3,411	3,321	3,534	3,921	3,887	4,034
Total interest expense	90,547	73,331	20,133	20,203	19,623	21,618	23,524	23,152	22,253
Net interest income	$56,060	$56,931	$15,233	$14,670	$14,443	$14,359	$13,967	$13,702	$14,032

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$4,013	$3,983	$990	$1,036	$916	$1,029	$1,030	$1,023	$931
Other card income	2,271	2,071	639	610	602	593	588	558	532
Total card income	6,284	6,054	1,629	1,646	1,518	1,622	1,618	1,581	1,463
Service charges
Deposit-related fees	4,708	4,382	1,267	1,265	1,228	1,216	1,198	1,172	1,122
Lending-related fees	1,347	1,302	365	350	333	338	354	335	320
Total service charges	6,055	5,684	1,632	1,615	1,561	1,554	1,552	1,507	1,442
Investment and brokerage services
Asset management fees	13,875	12,002	3,972	3,698	3,738	3,702	3,533	3,370	3,270
Brokerage fees	3,891	3,561	1,091	1,082	1,075	1,011	1,013	950	917
Total investment and brokerage services	17,766	15,563	5,063	4,780	4,813	4,713	4,546	4,320	4,187
Investment banking fees
Underwriting income	3,275	2,235	992	806	770	763	742	869	901
Syndication fees	1,221	898	438	289	369	335	274	318	294
Financial advisory services	1,690	1,575	583	333	384	556	387	374	373
Total investment banking fees	6,186	4,708	2,013	1,428	1,523	1,654	1,403	1,561	1,568
Total fees and commissions	36,291	32,009	10,337	9,469	9,415	9,543	9,119	8,969	8,660
Market making and similar activities	12,967	12,732	3,203	3,153	3,584	2,503	3,278	3,298	3,888
Other income (loss)	538	1,097	267	151	805	70	(151)	336	283
Total noninterest income	$49,796	$45,838	$13,807	$12,773	$13,804	$12,116	$12,246	$12,603	$12,831

(1)Gross interchange fees and merchant income were $13.6 billion and $13.3 billion and are presented net of $9.5 billion and $9.3 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2024 and 2023. Gross interchange fees and merchant income were $3.4 billion, $3.5 billion, $3.3 billion, $3.5 billion, $3.4 billion, $3.5 billion and $3.2 billion and are presented net of $2.5 billion, $2.4 billion, $2.4 billion, $2.4 billion $2.4 billion, $2.4 billion and $2.3 billion of expenses for rewards and partner payments as well as certain other card costs for the third, second and first quarters of 2025 and the fourth, third, second and first quarters of 2024, respectively.

4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2025	December 31 2024	December 31 2023
Assets
Cash and due from banks	$25,352	$26,003	$27,892
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	221,155	264,111	305,181
Cash and cash equivalents	246,507	290,114	333,073
Time deposits placed and other short-term investments	8,212	6,372	8,346
Federal funds sold and securities borrowed or purchased under agreements to resell	325,800	274,709	280,624
Trading account assets	335,566	314,460	277,354
Derivative assets	42,115	40,948	39,323
Debt securities:
Carried at fair value	404,636	358,607	276,852
Held-to-maturity, at cost	531,414	558,677	594,555
Total debt securities	936,050	917,284	871,407
Loans and leases	1,165,900	1,095,835	1,053,732
Allowance for loan and lease losses	(13,252)	(13,240)	(13,342)
Loans and leases, net of allowance	1,152,648	1,082,595	1,040,390
Premises and equipment, net	12,348	12,168	11,855
Goodwill	69,021	69,021	69,021
Loans held-for-sale	6,831	9,545	6,002
Customer and other receivables	99,863	82,247	81,881
Other assets	168,188	161,836	161,239
Total assets	$3,403,149	$3,261,299	$3,180,515

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$510,208	$507,561	$530,619
Interest-bearing	1,354,445	1,329,014	1,273,904
Deposits in non-U.S. offices:
Noninterest-bearing	14,690	16,297	16,427
Interest-bearing	122,865	112,595	102,877
Total deposits	2,002,208	1,965,467	1,923,827
Federal funds purchased and securities loaned or sold under agreements to repurchase	342,588	331,758	283,887
Trading account liabilities	117,322	92,543	95,530
Derivative liabilities	40,157	39,353	43,432
Short-term borrowings	54,200	43,391	32,098
Accrued expenses and other liabilities	232,753	211,545	209,328
Long-term debt	311,484	283,279	302,204
Total liabilities	3,100,712	2,967,336	2,890,306
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 3,991,164, 3,877,917 and 4,088,099 shares	25,992	23,159	28,397
Common stock and additional paid-in capital, $0.01 par value; authorized –12,800,000,000 shares; issued and outstanding – 7,329,421,929, 7,610,862,311 and 7,895,457,665 shares	31,764	45,336	56,365
Retained earnings	256,426	240,753	223,235
Accumulated other comprehensive income (loss)	(11,745)	(15,285)	(17,788)
Total shareholders’ equity	302,437	293,963	290,209
Total liabilities and shareholders’ equity	$3,403,149	$3,261,299	$3,180,515

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,063	$5,575	$6,054
Loans and leases	18,007	19,144	18,276
Allowance for loan and lease losses	(889)	(919)	(826)
Loans and leases, net of allowance	17,118	18,225	17,450
All other assets	614	319	269
Total assets of consolidated variable interest entities	$23,795	$24,119	$23,773

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$4,980	$3,329	$2,957
Long-term debt	8,420	8,457	8,456
All other liabilities	22	21	19
Total liabilities of consolidated variable interest entities	$13,422	$11,807	$11,432

5

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2025			Second Quarter 2025			First Quarter 2025
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$264,233	$2,698	4.05%	$274,839	$2,843	4.15%	$272,012	$2,810	4.19%
Time deposits placed and other short-term investments	9,716	88	3.59	10,405	89	3.43	9,202	92	4.04
Federal funds sold and securities borrowed or purchased under agreements to resell	316,603	3,802	4.76	353,331	4,094	4.65	322,012	3,774	4.75
Trading account assets	239,048	3,222	5.35	234,282	3,081	5.27	231,437	3,034	5.31
Debt securities	932,588	6,975	2.97	933,065	6,932	2.96	923,747	6,786	2.95
Loans and leases (2)
Residential mortgage	235,301	2,070	3.52	235,130	2,031	3.46	228,638	1,916	3.36
Home equity	26,413	390	5.86	26,190	379	5.80	25,849	366	5.74
Credit card	100,966	2,932	11.52	100,013	2,846	11.41	100,173	2,838	11.49
Direct/Indirect and other consumer	110,127	1,525	5.49	108,955	1,484	5.47	106,847	1,432	5.43
Total consumer	472,807	6,917	5.82	470,288	6,740	5.74	461,507	6,552	5.74
U.S. commercial	443,274	5,953	5.33	427,194	5,709	5.36	411,783	5,427	5.34
Non-U.S. commercial	154,458	2,121	5.45	149,044	2,016	5.42	138,853	2,058	6.01
Commercial real estate	66,494	1,044	6.23	65,847	1,023	6.23	65,751	1,020	6.29
Commercial lease financing	16,002	216	5.37	16,080	214	5.33	15,844	215	5.46
Total commercial	680,228	9,334	5.45	658,165	8,962	5.46	632,231	8,720	5.59
Total loans and leases	1,153,035	16,251	5.60	1,128,453	15,702	5.58	1,093,738	15,272	5.65
Other earning assets	124,965	2,484	7.89	115,831	2,277	7.89	114,695	2,443	8.63
Total earning assets	3,040,188	35,520	4.64	3,050,206	35,018	4.60	2,966,843	34,211	4.67
Cash and due from banks	24,963			24,781			23,700
Other assets, less allowance for loan and lease losses	368,296			355,293			358,468
Total assets	$3,433,447			$3,430,280			$3,349,011
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits (3)	$1,095,931	$6,063	2.19%	$1,078,771	$5,739	2.13%	$1,068,521	$5,526	2.10%
Time and savings deposits (3)	257,475	1,941	2.99	259,261	1,998	3.09	262,711	2,119	3.27
Total U.S. interest-bearing deposits	1,353,406	8,004	2.35	1,338,032	7,737	2.32	1,331,232	7,645	2.33
Non-U.S. interest-bearing deposits	125,309	928	2.94	121,921	944	3.11	116,733	987	3.42
Total interest-bearing deposits	1,478,715	8,932	2.40	1,459,953	8,681	2.38	1,447,965	8,632	2.42
Federal funds purchased and securities loaned or sold under agreements to repurchase	392,431	4,800	4.85	414,655	4,946	4.78	385,091	4,629	4.87
Short-term borrowings and other interest-bearing liabilities	178,368	2,372	5.28	183,008	2,489	5.45	160,226	2,334	5.91
Trading account liabilities	52,452	672	5.08	53,805	676	5.04	53,678	707	5.34
Long-term debt	247,425	3,357	5.40	249,104	3,411	5.49	241,036	3,321	5.56
Total interest-bearing liabilities	2,349,391	20,133	3.40	2,360,525	20,203	3.43	2,287,996	19,623	3.47
Noninterest-bearing sources
Noninterest-bearing deposits	512,719			513,808			510,367
Other liabilities (4)	270,956			260,618			256,461
Shareholders’ equity	300,381			295,329			294,187
Total liabilities and shareholders’ equity	$3,433,447			$3,430,280			$3,349,011
Net interest spread			1.24%			1.17%			1.20%
Impact of noninterest-bearing sources			0.77			0.77			0.79
Net interest income/yield on earning assets (5)		$15,387	2.01%		$14,815	1.94%		$14,588	1.99%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Certain prior-period time and savings deposits have been reclassified to demand and money market deposits consistent with the presentation in the third quarter of 2025.
(4)Includes $66.2 billion, $58.8 billion and $53.7 billion of structured notes and liabilities for the third, second and first quarters of 2025, respectively.
(5)Net interest income includes FTE adjustments of $154 million, $145 million and $145 million for the third, second and first quarters of 2025, respectively.

6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2024			Third Quarter 2024			Second Quarter 2024
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$319,203	$3,648	4.55%	$320,781	$4,129	5.12%	$345,423	$4,498	5.24%
Time deposits placed and other short-term investments	9,824	112	4.54	10,031	108	4.29	10,845	123	4.55
Federal funds sold and securities borrowed or purchased under agreements to resell	296,204	4,381	5.88	323,119	5,196	6.40	318,380	5,159	6.52
Trading account assets	210,380	2,703	5.11	214,980	2,749	5.09	202,295	2,542	5.05
Debt securities	895,903	6,734	2.99	883,562	6,859	3.08	852,427	6,352	2.98
Loans and leases (2)
Residential mortgage	227,990	1,892	3.32	227,800	1,872	3.29	227,567	1,824	3.21
Home equity	25,767	394	6.09	25,664	418	6.48	25,529	405	6.38
Credit card	100,938	2,903	11.44	99,908	2,924	11.64	98,983	2,825	11.48
Direct/Indirect and other consumer	106,379	1,490	5.57	104,732	1,512	5.74	103,689	1,428	5.54
Total consumer	461,074	6,679	5.77	458,104	6,726	5.85	455,768	6,482	5.71
U.S. commercial	404,606	5,541	5.45	391,728	5,358	5.44	386,232	5,267	5.49
Non-U.S. commercial	132,833	2,187	6.55	125,377	2,222	7.05	123,094	2,170	7.09
Commercial real estate	67,064	1,129	6.69	69,404	1,275	7.31	71,345	1,285	7.24
Commercial lease financing	15,432	209	5.39	15,115	201	5.30	15,033	196	5.22
Total commercial	619,935	9,066	5.82	601,624	9,056	5.99	595,704	8,918	6.02
Total loans and leases	1,081,009	15,745	5.80	1,059,728	15,782	5.93	1,051,472	15,400	5.89
Other earning assets	116,207	2,808	9.61	105,496	2,815	10.62	107,093	2,940	11.04
Total earning assets	2,928,730	36,131	4.91	2,917,697	37,638	5.14	2,887,935	37,014	5.15
Cash and due from banks	24,354			23,435			24,208
Other assets, less allowance for loan and lease losses	362,494			352,768			360,813
Total assets	$3,315,578			$3,293,900			$3,272,956
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits (3)	$1,069,361	$6,153	2.29%	$1,043,182	$6,603	2.52%	$1,036,834	$6,300	2.44%
Time and savings deposits (3)	260,825	2,266	3.46	259,999	2,367	3.62	252,964	2,265	3.60
Total U.S. interest-bearing deposits	1,330,186	8,419	2.52	1,303,181	8,970	2.74	1,289,798	8,565	2.67
Non-U.S. interest-bearing deposits	115,503	1,105	3.81	110,527	1,155	4.16	106,496	1,090	4.12
Total interest-bearing deposits	1,445,689	9,524	2.62	1,413,708	10,125	2.85	1,396,294	9,655	2.78
Federal funds purchased and securities loaned or sold under agreements to repurchase	363,419	5,387	5.90	383,334	6,193	6.43	371,372	6,171	6.68
Short-term borrowings and other interest-bearing liabilities	155,956	2,606	6.65	147,579	2,747	7.41	152,742	2,899	7.64
Trading account liabilities	50,873	567	4.44	52,973	538	4.04	53,895	540	4.03
Long-term debt	238,988	3,534	5.90	247,338	3,921	6.32	243,689	3,887	6.40
Total interest-bearing liabilities	2,254,925	21,618	3.82	2,244,932	23,524	4.17	2,217,992	23,152	4.20
Noninterest-bearing sources
Noninterest-bearing deposits	512,261			507,040			513,631
Other liabilities (4)	254,994			248,497			249,390
Shareholders’ equity	293,398			293,431			291,943
Total liabilities and shareholders’ equity	$3,315,578			$3,293,900			$3,272,956
Net interest spread			1.09%			0.97%			0.95%
Impact of noninterest-bearing sources			0.88			0.95			0.98
Net interest income/yield on earning assets (5)		$14,513	1.97%		$14,114	1.92%		$13,862	1.93%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Certain prior-period time and savings deposits have been reclassified to demand and money market deposits consistent with the presentation in the third quarter of 2025..
(4)Includes $53.0 billion, $49.5 billion and $46.6 billion of structured notes and liabilities for the fourth, third and second quarters of 2024, respectively.
(5)Net interest income includes FTE adjustments of $154 million, $147 million and $160 million for the fourth, third and second quarters of 2024, respectively.

7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2024
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$346,463	$4,531	5.26%
Time deposits placed and other short-term investments	9,728	116	4.80
Federal funds sold and securities borrowed or purchased under agreements to resell	304,821	5,175	6.83
Trading account assets	202,461	2,482	4.93
Debt securities	842,483	6,162	2.92
Loans and leases (2)
Residential mortgage	227,748	1,803	3.17
Home equity	25,522	390	6.14
Credit card	99,815	2,786	11.22
Direct/Indirect and other consumer	103,371	1,399	5.45
Total consumer	456,456	6,378	5.61
U.S. commercial	379,566	5,236	5.55
Non-U.S. commercial	125,024	2,170	6.98
Commercial real estate	71,986	1,311	7.33
Commercial lease financing	14,858	200	5.41
Total commercial	591,434	8,917	6.06
Total loans and leases	1,047,890	15,295	5.87
Other earning assets	106,737	2,682	10.10
Total earning assets	2,860,583	36,443	5.12
Cash and due from banks	24,185
Other assets, less allowance for loan and lease losses	360,479
Total assets	$3,245,247
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits (3)	$1,054,122	$6,121	2.34%
Time and savings deposits (3)	228,359	1,950	3.43
Total U.S. interest-bearing deposits	1,282,481	8,071	2.53
Non-U.S. interest-bearing deposits	104,373	1,067	4.11
Total interest-bearing deposits	1,386,854	9,138	2.65
Federal funds purchased and securities loaned or sold under agreements to repurchase	350,507	6,026	6.92
Short-term borrowings and other interest-bearing liabilities	141,091	2,509	7.15
Trading account liabilities	51,757	546	4.24
Long-term debt	254,782	4,034	6.35
Total interest-bearing liabilities	2,184,991	22,253	4.10
Noninterest-bearing sources
Noninterest-bearing deposits	520,608
Other liabilities (4)	248,574
Shareholders’ equity	291,074
Total liabilities and shareholders’ equity	$3,245,247
Net interest spread			1.02%
Impact of noninterest-bearing sources			0.97
Net interest income/yield on earning assets (5)		$14,190	1.99%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Certain prior-period time and savings deposits have been reclassified to demand and money market deposits consistent with the presentation in the third quarter of 2025..
(4)Includes $44.1 billion of structured notes and liabilities for the first quarter of 2024.
(5)Net interest income includes an FTE adjustment of $158 million for the first quarter of 2024.

8

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
FTE basis data (1)
Net interest income	$56,679	$57,498	$15,387	$14,815	$14,588	$14,513	$14,114	$13,862	$14,190
Total revenue, net of interest expense	106,475	103,336	29,194	27,588	28,392	26,629	26,360	26,465	27,021
Net interest yield	1.95%	2.08%	2.01%	1.94%	1.99%	1.97%	1.92%	1.93%	1.99%
Efficiency ratio	62.75	63.72	59.39	62.28	62.59	63.04	62.51	61.62	63.79

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $619 million and $567 million for the years ended December 31, 2024 and 2023, $154 million, $145 million and $145 million for the third, second and first quarters of 2025, and $154 million, $147 million, $160 million and $158 million for the fourth, third, second and first quarters of 2024, respectively.

9

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,387	$8,988	$1,800	$3,141	$1,484	$(26)
Noninterest income
Fees and commissions:
Card income	1,629	1,403	6	204	17	(1)
Service charges	1,632	645	30	863	93	1
Investment and brokerage services	5,063	94	4,334	24	614	(3)
Investment banking fees	2,013	—	65	1,155	834	(41)
Total fees and commissions	10,337	2,142	4,435	2,246	1,558	(44)
Market making and similar activities	3,203	5	31	73	3,141	(47)
Other income (loss)	267	31	46	729	42	(581)
Total noninterest income (loss)	13,807	2,178	4,512	3,048	4,741	(672)
Total revenue, net of interest expense	29,194	11,166	6,312	6,189	6,225	(698)
Provision for credit losses	1,295	1,009	4	269	9	4
Noninterest expense	17,337	5,575	4,622	3,044	3,895	201
Income (loss) before income taxes	10,562	4,582	1,686	2,876	2,321	(903)
Income tax expense (benefit)	2,230	1,145	421	791	673	(800)
Net income (loss)	$8,332	$3,437	$1,265	$2,085	$1,648	$(103)

Average
Total loans and leases	$1,153,035	$320,297	$245,523	$388,482	$190,994	$7,739
Total assets (1)	3,433,447	1,029,529	320,484	730,206	1,024,300	328,928
Total deposits	1,991,434	947,414	276,534	631,560	37,588	98,338
Period end
Total loans and leases	$1,165,900	$321,905	$252,986	$386,828	$196,759	$7,422
Total assets (1)	3,403,149	1,032,826	325,605	737,640	997,908	309,170
Total deposits	2,002,208	949,100	278,931	640,801	36,883	96,493

	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,815	$8,726	$1,762	$3,081	$1,267	$(21)
Noninterest income
Fees and commissions:
Card income	1,646	1,415	10	207	19	(5)
Service charges	1,615	627	28	864	94	2
Investment and brokerage services	4,780	85	4,033	23	642	(3)
Investment banking fees	1,428	—	65	767	666	(70)
Total fees and commissions	9,469	2,127	4,136	1,861	1,421	(76)
Market making and similar activities	3,153	6	28	68	3,300	(249)
Other income (loss)	151	(46)	11	679	(6)	(487)
Total noninterest income (loss)	12,773	2,087	4,175	2,608	4,715	(812)
Total revenue, net of interest expense	27,588	10,813	5,937	5,689	5,982	(833)
Provision for credit losses	1,592	1,282	20	277	22	(9)
Noninterest expense	17,183	5,567	4,593	3,070	3,806	147
Income (loss) before income taxes	8,813	3,964	1,324	2,342	2,154	(971)
Income tax expense (benefit)	1,643	991	331	644	625	(948)
Net income (loss)	$7,170	$2,973	$993	$1,698	$1,529	$(23)

Average
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702
Total assets (1)	3,430,280	1,033,776	320,224	703,326	1,022,955	349,999
Total deposits	1,973,761	951,986	276,825	603,410	38,040	103,500
Period end
Total loans and leases	$1,147,056	$320,908	$241,142	$390,691	$187,357	$6,958
Total assets (1)	3,440,798	1,037,407	320,820	739,214	1,017,594	325,763
Total deposits	2,011,613	954,373	275,778	643,529	38,232	99,701

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,588	$8,505	$1,765	$3,151	$1,189	$(22)
Noninterest income
Fees and commissions:
Card income	1,518	1,297	10	202	14	(5)
Service charges	1,561	618	27	826	89	1
Investment and brokerage services	4,813	83	4,089	18	627	(4)
Investment banking fees	1,523	—	69	847	681	(74)
Total fees and commissions	9,415	1,998	4,195	1,893	1,411	(82)
Market making and similar activities	3,584	8	34	66	3,622	(146)
Other income (loss)	805	(18)	22	882	363	(444)
Total noninterest income (loss)	13,804	1,988	4,251	2,841	5,396	(672)
Total revenue, net of interest expense	28,392	10,493	6,016	5,992	6,585	(694)
Provision for credit losses	1,480	1,292	14	154	28	(8)
Noninterest expense	17,770	5,826	4,659	3,184	3,811	290
Income (loss) before income taxes	9,142	3,375	1,343	2,654	2,746	(976)
Income tax expense (benefit)	1,782	844	336	730	796	(924)
Net income (loss)	$7,360	$2,531	$1,007	$1,924	$1,950	$(52)

Average
Total loans and leases	$1,093,738	$315,038	$232,326	$378,733	$159,625	$8,016
Total assets (1)	3,349,011	1,029,320	330,607	673,883	969,282	345,919
Total deposits	1,958,332	947,550	286,399	575,185	38,809	110,389
Period end
Total loans and leases	$1,110,625	$318,337	$234,304	$384,208	$166,348	$7,428
Total assets (1)	3,349,039	1,054,637	329,816	687,169	959,477	317,940
Total deposits	1,989,564	972,064	285,063	591,619	38,268	102,550

	Fourth Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,513	$8,485	$1,753	$3,270	$1,026	$(21)
Noninterest income
Fees and commissions:
Card income	1,622	1,397	13	200	15	(3)
Service charges	1,554	622	26	808	97	1
Investment and brokerage services	4,713	84	4,057	21	555	(4)
Investment banking fees	1,654	—	62	985	639	(32)
Total fees and commissions	9,543	2,103	4,158	2,014	1,306	(38)
Market making and similar activities	2,503	5	36	63	2,381	18
Other income (loss)	70	53	55	749	125	(912)
Total noninterest income (loss)	12,116	2,161	4,249	2,826	3,812	(932)
Total revenue, net of interest expense	26,629	10,646	6,002	6,096	4,838	(953)
Provision for credit losses	1,452	1,254	3	190	10	(5)
Noninterest expense	16,787	5,631	4,438	2,951	3,505	262
Income (loss) before income taxes	8,390	3,761	1,561	2,955	1,323	(1,210)
Income tax expense (benefit)	1,584	940	390	812	384	(942)
Net income (loss)	$6,806	$2,821	$1,171	$2,143	$939	$(268)

Average
Total loans and leases	$1,081,009	$316,069	$228,779	$375,345	$152,426	$8,390
Total assets (1)	3,315,578	1,023,388	329,164	678,826	918,582	365,618
Total deposits	1,957,950	942,302	285,023	581,950	36,958	111,717
Period end
Total loans and leases	$1,095,835	$318,754	$231,981	$379,473	$157,450	$8,177
Total assets (1)	3,261,299	1,034,370	338,367	670,505	876,548	341,509
Total deposits	1,965,467	952,311	292,278	578,159	38,848	103,871

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,114	$8,278	$1,709	$3,230	$898	$(1)
Noninterest income
Fees and commissions:
Card income	1,618	1,402	9	200	14	(7)
Service charges	1,552	631	24	802	95	—
Investment and brokerage services	4,546	80	3,874	31	562	(1)
Investment banking fees	1,403	—	64	783	589	(33)
Total fees and commissions	9,119	2,113	3,971	1,816	1,260	(41)
Market making and similar activities	3,278	5	35	66	3,349	(177)
Other income (loss)	(151)	22	47	543	123	(886)
Total noninterest income (loss)	12,246	2,140	4,053	2,425	4,732	(1,104)
Total revenue, net of interest expense	26,360	10,418	5,762	5,655	5,630	(1,105)
Provision for credit losses	1,542	1,302	7	229	7	(3)
Noninterest expense	16,479	5,534	4,340	2,991	3,443	171
Income (loss) before income taxes	8,339	3,582	1,415	2,435	2,180	(1,273)
Income tax expense (benefit)	1,628	895	354	670	632	(923)
Net income (loss)	$6,711	$2,687	$1,061	$1,765	$1,548	$(350)

Average
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570
Total assets (1)	3,293,900	1,019,085	322,924	647,109	924,041	380,741
Total deposits	1,920,748	938,364	279,999	549,629	34,952	117,804
Period end
Total loans and leases	$1,075,800	$316,097	$227,318	$375,159	$148,447	$8,779
Total assets (1)	3,323,917	1,026,293	328,831	650,558	958,172	360,063
Total deposits	1,930,352	944,358	283,432	556,953	35,142	110,467

	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,862	$8,118	$1,693	$3,275	$770	$6
Noninterest income
Fees and commissions:
Card income	1,581	1,361	9	198	20	(7)
Service charges	1,507	614	24	775	93	1
Investment and brokerage services	4,320	78	3,707	21	516	(2)
Investment banking fees	1,561	—	57	835	719	(50)
Total fees and commissions	8,969	2,053	3,797	1,829	1,348	(58)
Market making and similar activities	3,298	6	38	78	3,218	(42)
Other income (loss)	336	29	46	788	124	(651)
Total noninterest income (loss)	12,603	2,088	3,881	2,695	4,690	(751)
Total revenue, net of interest expense	26,465	10,206	5,574	5,970	5,460	(745)
Provision for credit losses	1,508	1,281	7	235	(13)	(2)
Noninterest expense	16,309	5,464	4,199	2,899	3,486	261
Income (loss) before income taxes	8,648	3,461	1,368	2,836	1,987	(1,004)
Income tax expense (benefit)	1,845	866	342	780	576	(719)
Net income (loss)	$6,803	$2,595	$1,026	$2,056	$1,411	$(285)

Average
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598
Total assets (1)	3,272,956	1,029,777	330,958	623,993	908,469	379,759
Total deposits	1,909,925	949,180	287,678	525,357	31,944	115,766
Period end
Total loans and leases	$1,056,785	$312,801	$224,837	$372,421	$138,441	$8,285
Total assets (1)	3,257,896	1,033,960	324,476	619,798	887,108	392,554
Total deposits	1,910,491	952,473	281,283	522,525	33,151	121,059

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

12

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,190	$8,197	$1,814	$3,460	$681	$38
Noninterest income
Fees and commissions:
Card income	1,463	1,272	10	188	17	(24)
Service charges	1,442	578	23	750	90	1
Investment and brokerage services	4,187	78	3,600	18	495	(4)
Investment banking fees	1,568	—	63	850	708	(53)
Total fees and commissions	8,660	1,928	3,696	1,806	1,310	(80)
Market making and similar activities	3,888	5	34	68	3,830	(49)
Other income (loss)	283	36	47	693	63	(556)
Total noninterest income (loss)	12,831	1,969	3,777	2,567	5,203	(685)
Total revenue, net of interest expense	27,021	10,166	5,591	6,027	5,884	(647)
Provision for credit losses	1,319	1,150	(13)	229	(36)	(11)
Noninterest expense	17,237	5,475	4,264	3,012	3,492	994
Income (loss) before income taxes	8,465	3,541	1,340	2,786	2,428	(1,630)
Income tax expense (benefit)	1,812	885	335	766	704	(878)
Net income (loss)	$6,653	$2,656	$1,005	$2,020	$1,724	$(752)

Average
Total loans and leases	$1,047,890	$313,038	$218,616	$373,608	$133,756	$8,872
Total assets (1)	3,245,247	1,033,101	341,119	622,990	895,323	352,714
Total deposits	1,907,462	952,466	297,373	525,699	32,585	99,339
Period end
Total loans and leases	$1,049,156	$311,725	$219,844	$373,403	$135,267	$8,917
Total assets (1)	3,273,884	1,060,482	343,718	623,023	902,686	343,975
Total deposits	1,946,496	978,761	298,039	527,113	34,847	107,736

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

13

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$56,679	$33,078	$6,969	$13,235	$3,375	$22
Noninterest income
Fees and commissions:
Card income	6,284	5,432	41	786	66	(41)
Service charges	6,055	2,445	97	3,135	375	3
Investment and brokerage services	17,766	320	15,238	91	2,128	(11)
Investment banking fees	6,186	—	246	3,453	2,655	(168)
Total fees and commissions	36,291	8,197	15,622	7,465	5,224	(217)
Market making and similar activities	12,967	21	143	275	12,778	(250)
Other income (loss)	538	140	195	2,773	435	(3,005)
Total noninterest income (loss)	49,796	8,358	15,960	10,513	18,437	(3,472)
Total revenue, net of interest expense	106,475	41,436	22,929	23,748	21,812	(3,450)
Provision for credit losses	5,821	4,987	4	883	(32)	(21)
Noninterest expense	66,812	22,104	17,241	11,853	13,926	1,688
Income (loss) before income taxes	33,842	14,345	5,684	11,012	7,918	(5,117)
Income tax expense (benefit)	6,869	3,586	1,421	3,028	2,296	(3,462)
Net income (loss)	$26,973	$10,759	$4,263	7,984	$5,622	$(1,655)

Average
Total loans and leases	$1,060,081	$313,792	$223,899	$373,227	$140,557	$8,606
Total assets (1)	3,282,045	1,026,310	331,014	643,337	911,657	369,727
Total deposits	1,924,106	945,549	287,491	545,769	34,120	111,177
Year end
Total loans and leases	$1,095,835	$318,754	$231,981	$379,473	$157,450	$8,177
Total assets (1)	3,261,299	1,034,370	338,367	670,505	876,548	341,509
Total deposits	1,965,467	952,311	292,278	578,159	38,848	103,871

	Year Ended December 31, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$57,498	$33,689	$7,147	$14,645	$1,678	$339
Noninterest income
Fees and commissions:
Card income	6,054	5,264	45	781	66	(102)
Service charges	5,684	2,317	78	2,952	335	2
Investment and brokerage services	15,563	308	13,213	57	1,993	(8)
Investment banking fees	4,708	—	171	2,819	1,874	(156)
Total fees and commissions	32,009	7,889	13,507	6,609	4,268	(264)
Market making and similar activities	12,732	20	137	190	13,430	(1,045)
Other income (loss)	1,097	433	314	3,111	157	(2,918)
Total noninterest income (loss)	45,838	8,342	13,958	9,910	17,855	(4,227)
Total revenue, net of interest expense	103,336	42,031	21,105	24,555	19,533	(3,888)
Provision for credit losses	4,394	5,158	6	(586)	(131)	(53)
Noninterest expense	65,845	21,416	15,836	11,344	13,206	4,043
Income (loss) before income taxes	33,097	15,457	5,263	13,797	6,458	(7,878)
Income tax expense (benefit)	6,792	3,864	1,316	3,725	1,776	(3,889)
Net income (loss)	$26,305	$11,593	$3,947	10,072	$4,682	$(3,989)

Average
Total loans and leases	$1,046,256	$308,690	$219,503	$378,762	$129,657	$9,644
Total assets (1)	3,152,461	1,071,853	342,531	603,093	869,699	265,285
Total deposits	1,887,541	992,750	298,335	505,627	33,278	57,551
Year end
Total loans and leases	$1,053,732	$315,119	$219,657	$373,891	$136,223	$8,842
Total assets (1)	3,180,515	1,049,830	344,626	621,682	817,531	346,846
Total deposits	1,923,827	969,572	299,657	527,060	34,833	92,705

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

14

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income	$33,078	$33,689	$8,988	$8,726	$8,505	$8,485	$8,278	$8,118	$8,197
Noninterest income:
Card income	5,432	5,264	1,403	1,415	1,297	1,397	1,402	1,361	1,272
Service charges	2,445	2,317	645	627	618	622	631	614	578
All other income	481	761	130	45	73	142	107	113	119
Total noninterest income	8,358	8,342	2,178	2,087	1,988	2,161	2,140	2,088	1,969
Total revenue, net of interest expense	41,436	42,031	11,166	10,813	10,493	10,646	10,418	10,206	10,166

Provision for credit losses	4,987	5,158	1,009	1,282	1,292	1,254	1,302	1,281	1,150

Noninterest expense	22,104	21,416	5,575	5,567	5,826	5,631	5,534	5,464	5,475
Income before income taxes	14,345	15,457	4,582	3,964	3,375	3,761	3,582	3,461	3,541
Income tax expense	3,586	3,864	1,145	991	844	940	895	866	885
Net income	$10,759	$11,593	$3,437	$2,973	$2,531	$2,821	$2,687	$2,595	$2,656

Net interest yield	3.34%	3.26%	3.59%	3.51%	3.48%	3.42%	3.35%	3.29%	3.31%
Efficiency ratio	53.35	50.95	49.92	51.48	55.53	52.89	53.12	53.54	53.86
Return on average allocated capital (1)	25	28	31	27	23	26	25	24	25

Balance Sheet
Average
Total loans and leases	$313,792	$308,690	$320,297	$319,142	$315,038	$316,069	$313,781	$312,254	$313,038
Total earning assets (2)	988,950	1,032,525	992,007	996,193	992,252	985,990	982,058	992,304	995,556
Total assets (2)	1,026,310	1,071,853	1,029,529	1,033,776	1,029,320	1,023,388	1,019,085	1,029,777	1,033,101
Total deposits	945,549	992,750	947,414	951,986	947,550	942,302	938,364	949,180	952,466
Allocated capital (1)	43,250	42,000	44,000	44,000	44,000	43,250	43,250	43,250	43,250

Period end
Total loans and leases	$318,754	$315,119	$321,905	$320,908	$318,337	$318,754	$316,097	$312,801	$311,725
Total earning assets (2)	995,369	1,009,360	994,931	999,094	1,016,785	995,369	988,856	995,348	1,022,320
Total assets (2)	1,034,370	1,049,830	1,032,826	1,037,407	1,054,637	1,034,370	1,026,293	1,033,960	1,060,482
Total deposits	952,311	969,572	949,100	954,373	972,064	952,311	944,358	952,473	978,761

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income	$6,969	$7,147	$1,800	$1,762	$1,765	$1,753	$1,709	$1,693	$1,814
Noninterest income:
Investment and brokerage services	15,238	13,213	4,334	4,033	4,089	4,057	3,874	3,707	3,600
All other income	722	745	178	142	162	192	179	174	177
Total noninterest income	15,960	13,958	4,512	4,175	4,251	4,249	4,053	3,881	3,777
Total revenue, net of interest expense	22,929	21,105	6,312	5,937	6,016	6,002	5,762	5,574	5,591

Provision for credit losses	4	6	4	20	14	3	7	7	(13)

Noninterest expense	17,241	15,836	4,622	4,593	4,659	4,438	4,340	4,199	4,264
Income before income taxes	5,684	5,263	1,686	1,324	1,343	1,561	1,415	1,368	1,340
Income tax expense	1,421	1,316	421	331	336	390	354	342	335
Net income	$4,263	$3,947	$1,265	$993	$1,007	$1,171	$1,061	$1,026	$1,005

Net interest yield	2.20%	2.17%	2.33%	2.31%	2.26%	2.21%	2.20%	2.15%	2.23%
Efficiency ratio	75.19	75.04	73.22	77.36	77.44	73.93	75.32	75.34	76.27
Return on average allocated capital (1)	23	21	26	20	21	25	23	22	22

Balance Sheet
Average
Total loans and leases	$223,899	$219,503	$245,523	$237,377	$232,326	$228,779	$225,355	$222,776	$218,616
Total earning assets (2)	317,283	329,493	306,384	306,490	316,887	315,071	309,231	317,250	327,692
Total assets (2)	331,014	342,531	320,484	320,224	330,607	329,164	322,924	330,958	341,119
Total deposits	287,491	298,335	276,534	276,825	286,399	285,023	279,999	287,678	297,373
Allocated capital (1)	18,500	18,500	19,750	19,750	19,750	18,500	18,500	18,500	18,500

Period end
Total loans and leases	$231,981	$219,657	$252,986	$241,142	$234,304	$231,981	$227,318	$224,837	$219,844
Total earning assets (2)	323,496	330,653	310,732	305,793	315,663	323,496	314,594	310,055	329,515
Total assets (2)	338,367	344,626	325,605	320,820	329,816	338,367	328,831	324,476	343,718
Total deposits	292,278	299,657	278,931	275,778	285,063	292,278	283,432	281,283	298,039

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

16

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income	$13,235	$14,645	$3,141	$3,081	$3,151	$3,270	$3,230	$3,275	$3,460
Noninterest income:
Service charges	3,135	2,952	863	864	826	808	802	775	750
Investment banking fees	3,453	2,819	1,155	767	847	985	783	835	850
All other income	3,925	4,139	1,030	977	1,168	1,033	840	1,085	967
Total noninterest income	10,513	9,910	3,048	2,608	2,841	2,826	2,425	2,695	2,567
Total revenue, net of interest expense	23,748	24,555	6,189	5,689	5,992	6,096	5,655	5,970	6,027

Provision for credit losses	883	(586)	269	277	154	190	229	235	229

Noninterest expense	11,853	11,344	3,044	3,070	3,184	2,951	2,991	2,899	3,012
Income before income taxes	11,012	13,797	2,876	2,342	2,654	2,955	2,435	2,836	2,786
Income tax expense	3,028	3,725	791	644	730	812	670	780	766
Net income	$7,984	$10,072	$2,085	$1,698	$1,924	$2,143	$1,765	$2,056	$2,020

Net interest yield	2.29%	2.73%	1.87%	1.94%	2.10%	2.12%	2.21%	2.36%	2.49%
Efficiency ratio	49.91	46.20	49.16	53.98	53.14	48.39	52.90	48.55	49.98
Return on average allocated capital (1)	16	20	16	13	15	17	14	17	17

Balance Sheet
Average
Total loans and leases	$373,227	$378,762	$388,482	$387,864	$378,733	$375,345	$371,216	$372,738	$373,608
Total earning assets (2)	577,481	536,961	665,143	638,259	608,793	613,204	580,859	557,684	557,749
Total assets (2)	643,337	603,093	730,206	703,326	673,883	678,826	647,109	623,993	622,990
Total deposits	545,769	505,627	631,560	603,410	575,185	581,950	549,629	525,357	525,699
Allocated capital (1)	49,250	49,250	50,750	50,750	50,750	49,250	49,250	49,250	49,250

Period end
Total loans and leases	$379,473	$373,891	$386,828	$390,691	$384,208	$379,473	$375,159	$372,421	$373,403
Total earning assets (2)	605,499	554,257	671,971	673,069	622,078	605,499	585,788	552,407	556,115
Total assets (2)	670,505	621,682	737,640	739,214	687,169	670,505	650,558	619,798	623,023
Total deposits	578,159	527,060	640,801	643,529	591,619	578,159	556,953	522,525	527,113

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

17

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income	$3,375	$1,678	$1,484	$1,267	$1,189	$1,026	$898	$770	$681
Noninterest income:
Investment and brokerage services	2,128	1,993	614	642	627	555	562	516	495
Investment banking fees	2,655	1,874	834	666	681	639	589	719	708
Market making and similar activities	12,778	13,430	3,141	3,300	3,622	2,381	3,349	3,218	3,830
All other income	876	558	152	107	466	237	232	237	170
Total noninterest income	18,437	17,855	4,741	4,715	5,396	3,812	4,732	4,690	5,203
Total revenue, net of interest expense (1)	21,812	19,533	6,225	5,982	6,585	4,838	5,630	5,460	5,884

Provision for credit losses	(32)	(131)	9	22	28	10	7	(13)	(36)

Noninterest expense	13,926	13,206	3,895	3,806	3,811	3,505	3,443	3,486	3,492
Income before income taxes	7,918	6,458	2,321	2,154	2,746	1,323	2,180	1,987	2,428
Income tax expense	2,296	1,776	673	625	796	384	632	576	704
Net income	$5,622	$4,682	$1,648	$1,529	$1,950	$939	$1,548	$1,411	$1,724

Efficiency ratio	63.85%	67.61%	62.58%	63.61%	57.88%	72.43%	61.17%	63.81%	59.38%
Return on average allocated capital (2)	12	10	13	13	16	8	14	13	15

Balance Sheet
Average
Total trading-related assets	$634,020	$618,028	$676,621	$700,413	$668,237	$620,903	$645,607	$639,763	$629,826
Total loans and leases	140,557	129,657	190,994	176,368	159,625	152,426	140,806	135,106	133,756
Total earning assets	710,604	652,352	813,197	825,835	767,592	714,762	728,186	706,383	692,851
Total assets	911,657	869,699	1,024,300	1,022,955	969,282	918,582	924,041	908,469	895,323
Total deposits	34,120	33,278	37,588	38,040	38,809	36,958	34,952	31,944	32,585
Allocated capital (2)	45,500	45,500	49,000	49,000	49,000	45,500	45,500	45,500	45,500

Period end
Total trading-related assets	$580,557	$542,544	$638,176	$670,649	$660,267	$580,557	$653,798	$619,122	$629,082
Total loans and leases	157,450	136,223	196,759	187,357	166,348	157,450	148,447	138,441	135,267
Total earning assets	687,678	637,955	793,246	806,289	761,826	687,678	742,221	701,978	698,279
Total assets	876,548	817,531	997,908	1,017,594	959,477	876,548	958,172	887,108	902,686
Total deposits	38,848	34,833	36,883	38,232	38,268	38,848	35,142	33,151	34,847

Trading-related assets (average)
Trading account securities	$324,065	$318,443	$361,610	$343,971	$346,590	$326,572	$325,236	$321,204	$323,210
Reverse repurchases	137,052	133,735	138,908	169,064	143,605	123,473	150,751	139,901	134,081
Securities borrowed	135,108	121,547	135,615	146,889	136,800	132,334	133,588	139,705	134,852
Derivative assets	37,795	44,303	40,488	40,489	41,242	38,524	36,032	38,953	37,683
Total trading-related assets	$634,020	$618,028	$676,621	$700,413	$668,237	$620,903	$645,607	$639,763	$629,826

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

18

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Net interest income	$22	$339	$(26)	$(21)	$(22)	$(21)	$(1)	$6	$38
Noninterest income (loss)	(3,472)	(4,227)	(672)	(812)	(672)	(932)	(1,104)	(751)	(685)
Total revenue, net of interest expense	(3,450)	(3,888)	(698)	(833)	(694)	(953)	(1,105)	(745)	(647)

Provision for credit losses	(21)	(53)	4	(9)	(8)	(5)	(3)	(2)	(11)

Noninterest expense	1,688	4,043	201	147	290	262	171	261	994
Loss before income taxes	(5,117)	(7,878)	(903)	(971)	(976)	(1,210)	(1,273)	(1,004)	(1,630)
Income tax expense (benefit)	(3,462)	(3,889)	(800)	(948)	(924)	(942)	(923)	(719)	(878)
Net income (loss)	$(1,655)	$(3,989)	$(103)	$(23)	$(52)	$(268)	$(350)	$(285)	$(752)

Balance Sheet
Average
Total loans and leases	$8,606	$9,644	$7,739	$7,702	$8,016	$8,390	$8,570	$8,598	$8,872
Total assets (2)	369,727	265,285	328,928	349,999	345,919	365,618	380,741	379,759	352,714
Total deposits	111,177	57,551	98,338	103,500	110,389	111,717	117,804	115,766	99,339

Period end
Total loans and leases	$8,177	$8,842	$7,422	$6,958	$7,428	$8,177	$8,779	$8,285	$8,917
Total assets (3)	341,509	346,846	309,170	325,763	317,940	341,509	360,063	392,554	343,975
Total deposits	103,871	92,705	96,493	99,701	102,550	103,871	110,467	121,059	107,736

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $956.5 billion and $977.4 billion for the years ended December 31, 2024 and 2023, $994.4 billion, $981.6 billion and $976.7 billion for the third, second and first quarters of 2025, and $976.3 billion, $946.3 billion, $943.5 billion and $959.8 billion for the fourth, third, second and first quarters of 2024, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $1.0 trillion, $1.0 trillion, $980.4 billion, $955.6 billion, $933.0 billion, $988.9 billion and $974.7 billion at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

19

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the years ended December 31, 2024 and 2023, and the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Year Ended December 31		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024
	2024	2023
Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$33,223	$32,530	$10,408	$8,668	$8,997	$8,236	$8,192	$8,488	$8,307
Provision for credit losses	5,821	4,394	1,295	1,592	1,480	1,452	1,542	1,508	1,319
Pretax, pre-provision income	$39,044	$36,924	$11,703	$10,260	$10,477	$9,688	$9,734	$9,996	$9,626

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$292,467	$281,861	$300,381	$295,329	$294,187	$293,398	$293,431	$291,943	$291,074
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,961)	(2,039)	(1,873)	(1,893)	(1,912)	(1,932)	(1,951)	(1,971)	(1,990)
Related deferred tax liabilities	866	893	839	846	851	859	864	869	874
Tangible shareholders’ equity	$222,351	$211,693	$230,326	$225,261	$224,105	$223,304	$223,323	$221,820	$220,937
Preferred stock	(26,487)	(28,397)	(25,232)	(22,573)	(22,307)	(23,493)	(25,984)	(28,113)	(28,397)
Tangible common shareholders’ equity	$195,864	$183,296	$205,094	$202,688	$201,798	$199,811	$197,339	$193,707	$192,540

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$293,963	$290,209	$302,437	$298,021	$293,949	$293,963	$294,774	$292,340	$292,094
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,919)	(1,997)	(1,860)	(1,880)	(1,899)	(1,919)	(1,938)	(1,958)	(1,977)
Related deferred tax liabilities	851	874	828	842	846	851	859	864	869
Tangible shareholders’ equity	$223,874	$220,065	$232,384	$227,962	$223,875	$223,874	$224,674	$222,225	$221,965
Preferred stock	(23,159)	(28,397)	(25,992)	(23,495)	(20,499)	(23,159)	(24,554)	(26,548)	(28,397)
Tangible common shareholders’ equity	$200,715	$191,668	$206,392	$204,467	$203,376	$200,715	$200,120	$195,677	$193,568

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,261,299	$3,180,515	$3,403,149	$3,440,798	$3,349,039	$3,261,299	$3,323,917	$3,257,896	$3,273,884
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,919)	(1,997)	(1,860)	(1,880)	(1,899)	(1,919)	(1,938)	(1,958)	(1,977)
Related deferred tax liabilities	851	874	828	842	846	851	859	864	869
Tangible assets	$3,191,210	$3,110,371	$3,333,096	$3,370,739	$3,278,965	$3,191,210	$3,253,817	$3,187,781	$3,203,755

Book value per share of common stock
Common shareholders’ equity	$270,804	$261,812	$276,445	$274,526	$273,450	$270,804	$270,220	$265,792	$263,697
Ending common shares issued and outstanding	7,610.9	7,895.5	7,329.4	7,436.7	7,560.1	7,610.9	7,688.8	7,774.8	7,866.9
Book value per share of common stock	$35.58	$33.16	$37.72	$36.92	$36.17	$35.58	$35.14	$34.19	$33.52

Tangible book value per share of common stock
Tangible common shareholders’ equity	$200,715	$191,668	$206,392	$204,467	$203,376	$200,715	$200,120	$195,677	$193,568
Ending common shares issued and outstanding	7,610.9	7,895.5	7,329.4	7,436.7	7,560.1	7,610.9	7,688.8	7,774.8	7,866.9
Tangible book value per share of common stock	$26.37	$24.28	$28.16	$27.49	$26.90	$26.37	$26.03	$25.17	$24.61

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